COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

March 28, 2024 (Unaudited)*

		Shares/Units	Value
COMMON STOCK	116.0%
AUSTRALIA	7.6%
RAILWAYS	1.0%
Aurizon Holdings Ltd.(a)		8,589,984	$22,390,654

TOLL ROADS	6.6%
Atlas Arteria Ltd.(a)(b)		16,278,382	56,539,618
Transurban Group(a)(b)		10,435,973	90,584,022

			147,123,640

TOTAL AUSTRALIA			169,514,294

BRAZIL	2.3%
MARINE PORTS	1.0%
Santos Brasil Participacoes SA(a)		8,336,994	22,141,556

TOLL ROADS	1.3%
CCR SA(a)		10,300,010	28,381,812

TOTAL BRAZIL			50,523,368

CANADA	10.7%
DIVERSIFIED	0.2%
Tidewater Renewables Ltd.(c)		789,442	4,248,667

GAS DISTRIBUTION	0.9%
AltaGas Ltd.		888,181	19,618,601

MIDSTREAM	8.6%
Enbridge, Inc.		1,843,322	66,612,980
Keyera Corp.		748,046	19,267,893
Pembina Pipeline Corp. Subscription Receipt(a)		327,150	11,542,209
TC Energy Corp.		2,340,385	94,061,171

			191,484,253

RAILWAYS	1.0%
Canadian National Railway Co.		164,490	21,660,390

TOTAL CANADA			237,011,911

CHINA	1.8%
GAS DISTRIBUTION	1.4%
ENN Energy Holdings Ltd., (H Shares)(a)		4,079,921	31,432,526

MARINE PORTS	0.4%
China Merchants Port Holdings Co. Ltd., (H Shares)(a)		7,242,000	8,688,290

TOTAL CHINA			40,120,816

FRANCE	2.3%
ELECTRIC	1.6%
Engie SA(a)		2,092,736	35,017,672

TOLL ROADS	0.7%
Eiffage SA(a)		144,618	16,405,620

TOTAL FRANCE			51,423,292

GREECE	0.4%
AIRPORT
Athens International Airport SA(c)		1,058,181	9,703,757

HONG KONG	2.2%
ELECTRIC
Power Assets Holdings Ltd.(a)		8,487,000	49,662,651

		Shares/Units	Value
INDIA	3.0%
ELECTRIC
NTPC Ltd.		5,253,915	$21,241,811
Power Grid Corp. of India Ltd.		13,661,786	45,431,448

			66,673,259

ITALY	1.7%
ELECTRIC
Enel SpA(a)		3,009,729	19,868,673
Terna—Rete Elettrica Nazionale(a)		2,097,303	17,332,092

			37,200,765

JAPAN	2.6%
AIRPORT	0.9%
Japan Airport Terminal Co. Ltd.(a)		492,900	19,435,329

ELECTRIC	0.3%
Kansai Electric Power Co., Inc.(a)		517,700	7,349,302

GAS DISTRIBUTION	1.4%
Osaka Gas Co. Ltd.(a)		424,300	9,524,187
Tokyo Gas Co. Ltd.(a)		967,600	21,962,436

			31,486,623

TOTAL JAPAN			58,271,254

MALAYSIA	0.2%
MARINE PORTS
Westports Holdings Bhd.		5,775,200	4,697,765

MEXICO	3.2%
AIRPORTS
Grupo Aeroportuario del Centro Norte SAB de CV(a)		1,523,926	15,011,466
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)		3,394,388	54,709,992

			69,721,458

NETHERLANDS	0.8%
MARINE PORTS
Koninklijke Vopak NV		459,751	17,722,163

NEW ZEALAND	1.5%
AIRPORT
Auckland International Airport Ltd.(a)		6,665,359	33,251,531

PHILIPPINES	0.5%
MARINE PORTS
International Container Terminal Services, Inc.		1,795,530	10,157,049

SPAIN	2.1%
AIRPORT
Aena SME SA(a)(d)		234,282	46,115,170

THAILAND	1.5%
AIRPORT
Airports of Thailand PCL		18,795,100	33,610,970

UNITED KINGDOM	4.4%
ELECTRIC	3.8%
National Grid PLC		6,165,531	82,954,239

WATER	0.6%
Pennon Group PLC		1,667,274	13,625,663

TOTAL UNITED KINGDOM			96,579,902

		Shares/Units	Value
UNITED STATES	67.2%
COMMUNICATIONS	8.3%
American Tower Corp.(a)(e)		646,883	$127,817,612
Crown Castle, Inc.(a)		535,724	56,695,671

			184,513,283

DIVERSIFIED	0.1%
Benson Hill, Inc.(a)(c)(f)		962,500	192,981
Stem, Inc.(a)(c)(f)		637,750	1,396,673

			1,589,654

ELECTRIC	35.1%
Alliant Energy Corp.(a)(f)		1,214,745	61,223,148
CenterPoint Energy, Inc.(a)(f)		1,554,315	44,282,434
CMS Energy Corp.(a)(f)		942,276	56,856,934
Consolidated Edison, Inc.		228,427	20,743,456
Dominion Energy, Inc.(a)(f)		1,694,015	83,328,598
Duke Energy Corp.(a)(f)		317,755	30,730,086
Edison International(a)		90,646	6,411,392
Entergy Corp.(a)(f)		569,620	60,197,442
Evergy, Inc.(a)		474,479	25,327,689
Net Power, Inc.(a)(c)(f)		731,336	8,329,917
NextEra Energy, Inc.(a)		1,757,386	112,314,539
PPL Corp.(a)(f)		3,566,814	98,194,389
Public Service Enterprise Group, Inc.(a)(f)		828,787	55,346,396
Southern Co.(a)		1,612,273	115,664,465

			778,950,885

GAS DISTRIBUTION	7.0%
NiSource, Inc.(a)		3,450,657	95,445,173
Sempra(a)(f)		827,532	59,441,623

			154,886,796

MIDSTREAM	10.9%
Cheniere Energy, Inc.(a)(f)		272,650	43,972,992
DT Midstream, Inc.		334,958	20,465,934
Energy Transfer LP(a)(f)		1,606,191	25,265,385
Hess Midstream LP, Class A(a)(f)		278,347	10,056,677
Kinder Morgan, Inc.(a)		1,374,354	25,205,652
Kinetik Holdings, Inc.		634,229	25,286,710
MPLX LP(a)(f)		514,959	21,401,696
ONEOK, Inc.(a)		591,257	47,401,074
Plains All American Pipeline LP(a)		1,264,432	22,203,426

			241,259,546

RAILWAYS	5.8%
CSX Corp.(a)(f)		386,531	14,328,704
Norfolk Southern Corp.(e)		231,507	59,004,189
Union Pacific Corp.(a)		228,641	56,229,681

			129,562,574

TOTAL UNITED STATES			1,490,762,738

TOTAL COMMON STOCK (Identified cost—$2,146,578,892)			2,572,724,113

		Shares/Units	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	4.0%
BERMUDA	0.0%
INSURANCE
RenaissanceRe Holdings Ltd., 5.75%, Series F(a)(g)		7,000	$172,900

CANADA	0.2%
UTILITIES
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A(a)(h)		89,073	2,226,825
Brookfield BRP Holdings Canada, Inc., 4.625%(a)(g)		100,000	1,700,000

			3,926,825

NETHERLANDS	0.1%
INSURANCE
AEGON Funding Co. LLC, 5.10%, due 12/15/49(a)		65,287	1,414,769

UNITED STATES	3.7%
BANKING	1.2%
Bank of America Corp., 5.375%, Series KK(a)(g)		61,831	1,480,852
Bank of America Corp., 6.00%, Series GG(a)(f)(g)		184,373	4,631,450
JPMorgan Chase & Co., 5.75%, Series DD(a)(g)		159,744	3,996,795
Morgan Stanley, 6.375%, Series I(a)(g)		118,969	2,962,328
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(g)(h)		81,114	1,914,290
Wells Fargo & Co., 4.375%, Series CC(a)(g)		58,968	1,197,050
Wells Fargo & Co., 4.70%, Series AA(a)(g)		142,405	3,061,708
Wells Fargo & Co., 4.75%, Series Z(a)(g)		206,575	4,482,678
Wells Fargo & Co., 5.625%, Series Y(a)(g)		65,803	1,635,863
Wells Fargo & Co., 7.50%, Series L (Convertible)(g)		172	209,728

			25,572,742

CONSUMER DISCRETIONARY PRODUCTS	0.2%
Ford Motor Co., Senior Debt, 6.50%, due 8/15/62(a)		144,325	3,585,033

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 6.75% to 9/30/24, Series 3(a)(g)(h)		137,935	3,464,927
CHS, Inc., 7.10% to 4/29/24, Series 2(a)(g)(h)		135,283	3,544,415

			7,009,342

FINANCIAL SERVICES	0.2%
Brookfield Oaktree Holdings LLC, 6.55%, Series B(a)(g)		66,071	1,531,526
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(g)		100,000	2,390,000
Carlyle Finance LLC, 4.625%, due 5/15/61(a)		70,000	1,365,700

			5,287,226

INSURANCE	0.6%
Allstate Corp., 7.375%, Series J(a)(g)		98,834	2,653,693
Arch Capital Group Ltd., 5.45%, Series F(a)(g)		80,000	1,890,400
Athene Holding Ltd., 4.875%, Series D(a)(g)		55,443	1,030,685
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(g)(h)		115,223	2,745,764
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a)(g)(h)		77,050	1,930,102
Equitable Holdings, Inc., 5.25%, Series A(a)(g)		52,000	1,187,160
MetLife, Inc., 5.625%, Series E(a)(g)		61,694	1,481,890
Voya Financial, Inc., 5.35% to 9/15/29, Series B(a)(g)(h)		45,010	1,064,487

			13,984,181

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(a)(f)(g)(h)		203,366	5,145,160

TELECOMMUNICATIONS	0.3%
AT&T, Inc., 4.75%, Series C(a)(g)		182,869	3,677,496
AT&T, Inc., 5.00%, Series A(a)(g)		13,078	279,346
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(a)		94,315	1,707,101

			5,663,943

		Shares/Units	Value
UTILITIES	0.7%
CMS Energy Corp., 5.875%, due 10/15/78(a)		63,498	$1,537,287
CMS Energy Corp., 5.875%, due 3/1/79(a)		146,996	3,641,091
Duke Energy Corp., 5.75%, Series A(a)(g)		71,350	1,773,047
Sempra, 5.75%, due 7/1/79(a)		150,675	3,607,159
Southern Co., 4.95%, due 1/30/80, Series 2020(a)(f)		230,000	5,287,700

			15,846,284

TOTAL UNITED STATES			82,093,911

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$90,805,731)			87,608,405

		Principal Amount**
PREFERRED SECURITIES—OVER-THE-COUNTER	20.8%
AUSTRALIA	0.5%
BANKING	0.2%
Australia & New Zealand Banking Group Ltd., 6.75% to 6/15/26(a)(d)(g)(h)(i)		4,000,000	4,023,804

INSURANCE	0.3%
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN(a)(h)(j)		1,800,000	1,774,002
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44(a)(h)(j)		5,155,000	5,163,176

			6,937,178

TOTAL AUSTRALIA			10,960,982

CANADA	2.7%
BANKING	0.5%
Bank of Nova Scotia, 4.90% to 6/4/25(a)(g)(h)		1,840,000	1,815,202
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84(a)(h)		3,200,000	3,264,250
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82(a)(h)		3,400,000	3,548,583
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82(a)(h)		3,200,000	3,364,330

			11,992,365

PIPELINES	1.9%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A(a)(h)		5,980,000	5,666,667
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A(a)(h)		4,155,000	4,068,490
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78(a)(h)		5,913,000	5,765,329
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83(a)(h)		3,985,000	4,013,632
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83(a)(h)		1,920,000	1,975,206
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5(a)(h)		3,820,000	3,984,630
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84(a)(h)		2,060,000	2,243,412
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79(a)(h)		5,008,000	4,623,427
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82(a)(h)		2,500,000	2,285,381
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A(a)(f)(h)		6,499,000	6,330,892

			40,957,066

UTILITIES	0.3%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A(a)(f)(h)		7,268,000	7,205,307

TOTAL CANADA			60,154,738

FINLAND	0.0%
BANKING
Nordea Bank Abp, 6.625% to 3/26/26(a)(d)(g)(h)(i)		1,400,000	1,389,378

		Principal Amount**	Value

FRANCE	1.8%
BANKING	1.7%
BNP Paribas SA, 7.00% to 8/16/28(a)(d)(g)(h)(i)		1,000,000	$993,201
BNP Paribas SA, 7.375% to 8/19/25(a)(d)(f)(g)(h)(i)		6,200,000	6,230,206
BNP Paribas SA, 7.75% to 8/16/29(a)(d)(g)(h)(i)		3,200,000	3,283,786
BNP Paribas SA, 8.50% to 8/14/28(a)(d)(g)(h)(i)		2,000,000	2,095,504
BNP Paribas SA, 9.25% to 11/17/27(a)(d)(f)(g)(h)(i)		7,200,000	7,743,744
Credit Agricole SA, 6.875% to 9/23/24(a)(d)(g)(h)(i)		2,600,000	2,600,043
Credit Agricole SA, 8.125% to 12/23/25(a)(d)(g)(h)(i)		3,950,000	4,036,663
Societe Generale SA, 6.75% to 4/6/28(a)(d)(g)(h)(i)		4,000,000	3,653,843
Societe Generale SA, 8.00% to 9/29/25(a)(d)(g)(h)(i)		2,200,000	2,211,568
Societe Generale SA, 9.375% to 11/22/27(a)(d)(g)(h)(i)		2,400,000	2,491,351
Societe Generale SA, 10.00% to 11/14/28(a)(d)(g)(h)(i)		2,000,000	2,126,726

			37,466,635

INSURANCE	0.1%
CNP Assurances SACA, 4.875% to 10/7/30(a)(g)(h)(i)(j)		2,200,000	1,864,027

TOTAL FRANCE			39,330,662

ITALY	0.2%
BANKING
Intesa Sanpaolo SpA, 7.70% to 9/17/25(a)(d)(g)(h)(i)		3,900,000	3,894,065

JAPAN	0.7%
INSURANCE
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24(a)(d)(g)(h)		2,000,000	1,986,836
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25(a)(g)(h)(j)		2,800,000	2,759,595
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44(a)(d)(h)		5,600,000	5,568,678
Sumitomo Life Insurance Co., 5.875% to 1/18/34(a)(d)(g)(h)		4,400,000	4,393,720

			14,708,829

NETHERLANDS	0.6%
BANKING	0.5%
ING Groep NV, 5.75% to 11/16/26(a)(g)(h)(i)		5,000,000	4,764,408
ING Groep NV, 6.50% to 4/16/25(a)(g)(h)(i)		2,600,000	2,570,045
ING Groep NV, 8.00% to 5/16/30(g)(h)(i)(j)		2,400,000	2,438,160

			9,772,613

INSURANCE	0.1%
Aegon Ltd., 5.50% to 4/11/28, due 4/11/48(a)(h)		2,875,000	2,790,989

TOTAL NETHERLANDS			12,563,602

SPAIN	0.6%
BANKING
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9(a)(g)(h)(i)		4,800,000	4,771,079
Banco Santander SA, 9.625% to 11/21/28(a)(g)(h)(i)		3,400,000	3,637,762
Banco Santander SA, 9.625% to 5/21/33(a)(g)(h)(i)		3,800,000	4,195,040

			12,603,881

SWEDEN	0.1%
BANKING
Swedbank AB, 7.75% to 3/17/30(g)(h)(i)(j)		3,000,000	2,981,226

SWITZERLAND	1.4%
BANKING	0.9%
Credit Suisse Group AG, 5.25%, Claim(c)(d)(g)(i)(k)		1,600,000	184,000
Credit Suisse Group AG, 6.375%, Claim(c)(d)(g)(i)(k)		2,000,000	230,000

		Principal Amount**	Value

Credit Suisse Group AG, 7.50%, Claim(c)(d)(g)(i)(k)		600,000	$69,000
UBS Group AG, 6.875% to 8/7/25(a)(g)(h)(i)(j)		5,400,000	5,352,286
UBS Group AG, 9.25% to 11/13/28(a)(d)(f)(g)(h)(i)		7,000,000	7,601,825
UBS Group AG, 9.25% to 11/13/33(a)(d)(f)(g)(h)(i)		5,200,000	5,881,392

			19,318,503

INSURANCE	0.5%
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52(a)(h)(j)		3,700,000	3,664,387
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48(a)(h)(j)		5,800,000	5,685,530
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN(h)(j)		3,600,000	2,989,192

			12,339,109

TOTAL SWITZERLAND			31,657,612

UNITED KINGDOM	2.5%
BANKING	1.5%
Barclays PLC, 9.625% to 12/15/29(a)(f)(g)(h)(i)		5,800,000	6,164,832
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2(a)(d)(f)(g)(h)		7,566,000	9,533,954
HSBC Holdings PLC, 6.50% to 3/23/28(a)(g)(h)(i)		2,800,000	2,747,222
Lloyds Banking Group PLC, 7.50% to 6/27/24(a)(g)(h)(i)		4,534,000	4,510,504
Lloyds Banking Group PLC, 7.50% to 9/27/25(a)(g)(h)(i)		3,400,000	3,394,908
NatWest Group PLC, 6.00% to 12/29/25(a)(g)(h)(i)		2,000,000	1,957,981
NatWest Group PLC, 8.00% to 8/10/25(a)(f)(g)(h)(i)		6,000,000	6,037,068

			34,346,469

ENERGY	0.1%
BP Capital Markets PLC, 4.375% to 6/22/25(g)(h)		621,000	610,187
BP Capital Markets PLC, 4.875% to 3/22/30(g)(h)		2,745,000	2,627,364

			3,237,551

INSURANCE	0.4%
Beazley Insurance DAC, 5.50%, due 9/10/29(j)		2,600,000	2,514,065
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41(a)(h)(j)		1,300,000	1,170,217
Phoenix Group Holdings PLC, 5.625% to 1/29/25(g)(h)(i)(j)		4,400,000	4,306,047

			7,990,329

TELECOMMUNICATIONS	0.5%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81(a)(h)		2,090,000	1,803,563
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78(a)(h)(j)		4,235,000	4,230,874
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79(a)(h)		4,500,000	4,648,725

			10,683,162

TOTAL UNITED KINGDOM			56,257,511

UNITED STATES	9.7%
BANKING	6.1%
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(g)(h)		2,682,000	2,644,325
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(f)(g)(h)		7,429,000	7,468,099
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(f)(g)(h)		7,423,000	7,450,005
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(f)(g)(h)		6,000,000	6,035,394
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(f)(g)(h)		6,806,000	6,828,787
Bank of New York Mellon Corp., 4.625% to 9/20/26, Series F(a)(g)(h)		3,500,000	3,314,339
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(f)(g)(h)		6,983,000	6,541,839
Charles Schwab Corp., 5.375% to 6/1/25, Series G(a)(g)(h)		2,936,000	2,923,020
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(g)(h)		3,250,000	3,075,387
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(g)(h)		2,310,000	2,133,595
Citigroup, Inc., 5.00% to 9/12/24, Series U(a)(g)(h)		3,504,000	3,491,112

		Principal Amount**		Value

Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(f)(g)(h)		5,569,000		$5,567,596
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(f)(g)(h)		7,850,000		7,889,784
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(g)(h)		3,800,000		3,998,995
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(g)(h)		2,000,000		1,959,182
CoBank ACB, 6.25% to 10/1/26, Series I(g)(h)		2,866,000		2,814,516
Farm Credit Bank of Texas, 9.601% (3 Month USD Term SOFR + 4.01%)(a)(d)(g)(l)		35,300	†	3,530,000
First Horizon Bank, 6.437% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(d)(g)(l)		1,806	†	1,146,810
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(g)(h)		4,170,000		3,819,146
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(a)(g)(h)		1,000,000		929,429
Goldman Sachs Group, Inc., 5.30% to 11/10/26, Series O(a)(g)(h)		1,645,000		1,632,062
Goldman Sachs Group, Inc., 5.50% to 8/10/24, Series Q(a)(g)(h)		1,000,000		995,196
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(g)(h)		1,000,000		908,697
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a)(g)(h)		894,000		817,632
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(a)(g)(h)		1,043,000		1,040,245
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a)(g)(h)		2,500,000		2,502,568
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a)(g)(h)		1,436,000		1,435,297
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(g)(h)		2,000,000		2,074,544
JPMorgan Chase & Co., 9.348% (3 Month USD Term SOFR + 4.042%), Series S(g)(l)		8,790,000		8,805,488
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(g)(h)		4,450,000		4,449,539
Regions Financial Corp., 5.75% to 6/15/25, Series D(a)(g)(h)		1,849,000		1,826,115
State Street Corp., 6.70% to 3/15/29, Series I(a)(g)(h)		4,000,000		4,068,888
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(g)(h)		2,109,000		1,972,419
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(g)(h)		500,000		452,840
U.S. Bancorp, 5.30% to 4/15/27, Series J(a)(g)(h)		1,500,000		1,439,859
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(f)(g)(h)		7,400,000		7,045,180
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(g)(h)		2,796,000		2,796,839
Wells Fargo & Co., 5.95%, due 12/15/36(a)		2,830,000		2,854,609
Wells Fargo & Co., 7.625% to 9/15/28(a)(g)(h)		3,390,000		3,631,395

				134,310,772

FINANCIAL SERVICES	0.2%
Discover Financial Services, 6.125% to 6/23/25, Series D(g)(h)		5,566,000		5,591,403

INSURANCE	1.7%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(h)		3,200,000		3,263,031
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(f)(h)		7,170,000		7,185,761
Liberty Mutual Group, Inc., 7.80%, due 3/15/37(a)(d)		1,680,000		1,753,987
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a)(d)(f)		5,850,000		6,286,568
MetLife, Inc., 9.25%, due 4/8/38(a)(d)(f)		6,500,000		7,627,328
MetLife, Inc., 10.75%, due 8/1/39(a)		1,000,000		1,357,539
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(a)(h)		1,600,000		1,503,150
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(h)		4,500,000		4,482,538
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(h)		3,000,000		3,126,579
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(g)(h)		1,310,000		1,361,674

				37,948,155

PIPELINES	0.1%
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(g)(h)		1,857,000		1,817,606

UTILITIES	1.6%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(h)		4,200,000		3,795,304
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a)(h)		1,125,000		1,037,468
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(f)(g)(h)		8,000,000		7,529,330
Duke Energy Corp., 4.875% to 9/16/24(a)(g)(h)		2,805,000		2,787,556

		Principal Amount**	Value

National Rural Utilities Cooperative Finance Corp., 7.125% to 6/15/28, due 9/15/53(a)(h)		2,240,000	$2,328,942
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(h)		3,438,000	3,305,389
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(h)		3,000,000	3,017,297
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(h)		2,500,000	2,318,865
Sempra, 4.875% to 10/15/25(a)(f)(g)(h)		5,780,000	5,669,856
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(a)(h)		3,000,000	2,887,987

			34,677,994

TOTAL UNITED STATES			214,345,930

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$456,748,239)			460,848,416

CORPORATE BONDS	0.6%
ITALY	0.0%
UTILITIES
Enel Finance America LLC, 7.10%, due 10/14/27(a)(d)(f)		600,000	635,097
Enel Finance International NV, 7.50%, due 10/14/32(a)(d)		400,000	451,093

			1,086,190

UNITED STATES	0.6%
REAL ESTATE	0.2%
Realty Income Corp., 3.40%, due 1/15/30(a)		3,060,000	2,789,534
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(d)(f)		1,700,000	1,699,128

			4,488,662

UTILITIES	0.4%
American Electric Power Co., Inc., 5.75%, due 11/1/27(a)		1,015,000	1,038,888
Southern California Edison Co., 5.85%, due 11/1/27(a)(f)		1,000,000	1,026,924
Southern Co., 5.113%, due 8/1/27(a)(f)		6,000,000	6,005,607

			8,071,419

TOTAL UNITED STATES			12,560,081

TOTAL CORPORATE BONDS (Identified cost—$13,444,488)			13,646,271

		Shares/Units
WARRANTS	0.0%
UNITED STATES	0.0%
Net Power, Inc., strike price $11.50, expires 3/12/26(a)(c)		182,834	530,219

TOTAL WARRANTS (Identified cost—$621,636)			530,219

SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(m)		13,988,826	13,988,826
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.26%(m)		89,023	89,023

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,077,849)			14,077,849

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,722,276,835)	142.0%		3,149,435,273
WRITTEN OPTION CONTRACTS (Premiums received—$288,560)	(0.0)		(479,242)
LIABILITIES IN EXCESS OF OTHER ASSETS	(42.0)		(930,957,444)

NET ASSETS (Equivalent to $23.00 per share based on 96,427,347 shares of common stock outstanding)	100.0%		$2,217,998,587

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call—NextEra Energy, Inc.	$62.50	4/19/24	(1,326)	$(8,474,466)	$(114,119)	$(298,350)
Call—CenterPoint Energy, Inc.	29.00	5/17/24	(2,769)	(7,888,881)	(112,346)	(152,295)
Put—SBA Communications Corp.	200.00	4/19/24	(358)	(7,757,860)	(62,095)	(28,597)
			(4,453)	$(24,121,207)	$(288,560)	$(479,242)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 255,000,000	0.670%	Monthly	5.424%(o	)	Monthly	9/15/25	$15,645,736	$34,899	$15,680,635
212,500,000	1.240%	Monthly	5.424%(o	)	Monthly	2/3/26	13,592,958	5,341	13,598,299
85,000,000	0.898%	Monthly	5.424%(o	)	Monthly	5/1/26	6,548,420	16,612	6,565,032
255,000,000	1.237%	Monthly	5.424%(o	)	Monthly	9/15/27	25,026,318	47,393	25,073,711
							$60,813,432	$104,245	$60,917,677

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the period ended March 28, 2024.

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	March 28, 2024 represents the last business day of the Fund’s quarterly period. See Note 1 of the accompanying Notes to Schedule of Investments.
**	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $2,379,017,695 in aggregate has been pledged as collateral.
(b)	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Non–income producing security.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $151,468,468 which represents 6.8% of the net assets of the Fund, of which 0.1% are illiquid.

(e)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $16,889,166 in aggregate has been pledged as collateral.
(f)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $765,900,202 in aggregate has been rehypothecated.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed–rate coupon period.
(i)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $122,432,694 which represents 5.5% of the net assets of the Fund (3.9% of the managed assets of the Fund).

(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $46,892,784 which represents 2.1% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Security is in default.

(l)	Variable rate. Rate shown is in effect at March 28, 2024.
(m)	Rate quoted represents the annualized seven–day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Based on USD-SOFR-OIS. Represents rates in effect at March 28, 2024.

Sector Summary	% of Manged Assets
Electric	33.4
Midstream	13.7
Banking	9.4
Gas Distribution	7.5
Airports	6.7
Toll Roads	6.1
Communications	5.8
Railways	5.5
Insurance	3.2
Utilities	2.2
Marine Ports	2.0
Pipelines	1.5
Telecommunications	0.5
Other	2.5

100.0

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Quarterly Period

Since March 28, 2024 represents the last day during the Fund’s quarterly period on which the New York Stock Exchange was open for trading, the Fund’s schedule of investments have been presented through that date.

Note 2. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 28, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock:
Canada	$232,763,244	$4,248,667	$—	$237,011,911
Thailand	—	33,610,970	—	33,610,970
Other Countries	2,302,101,232	—	—	2,302,101,232
Preferred Securities—Exchange-Traded	87,608,405	—	—	87,608,405
Preferred Securities—Over-the-Counter	—	460,848,416	—	460,848,416
Corporate Bonds	—	13,646,271	—	13,646,271
Warrants	530,219	—	—	530,219
Short-Term Investments	—	14,077,849	—	14,077,849

Total Investments in Securities(a)	$2,623,003,100	$526,432,173	$—	$3,149,435,273

Interest Rate Swap Contracts	$—	$60,917,677	$—	$60,917,677

Total Derivative Assets(a)	$—	$60,917,677	$—	$60,917,677

Written Option Contracts	$(450,645)	$(28,597)	$—	$(479,242)

Total Derivative Liabilities(a)	$(450,645)	$(28,597)	$—	$(479,242)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 3. Derivative Investments

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the monthly average volume of the Fund’s option contracts activity for the three months ended March 28, 2024:

Written Option Contracts
Average Notional Amount(a)(b)	$21,625,002

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents three months for written option contracts.